Exhibit 10.1

AMENDMENT TO THIRD STANDSTILL AGREEMENT

This AMENDMENT TO THIRD STANDSTILL AND AMENDMENT AGREEMENT (this "Amendment"), dated as of February 28, 2003, is among SEITEL, INC. (the "Company"), a Delaware corporation, each of its subsidiaries (whether direct or indirect and whether or not wholly-owned, collectively, the "Subsidiaries"), and each of the Noteholders listed on the signature pages hereto. Capitalized terms have the respective meanings ascribed thereto in the Third Standstill Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Noteholders, the Company and the Subsidiary Guarantors are party to that certain Standstill and Amendment Agreement dated as of July 17, 2002, that certain Second Standstill and Amendment Agreement dated as of October 15, 2002, and that certain Third Standstill and Amendment Agreement dated as of December 2, 2002 (and together with various preceding standstill, forbearance and/or amendment letters and agreements between the Company and the Noteholders, collectively, the "Existing Third Standstill Agreement" and as amended by this Amendment and as may be further amended from time to time, the "Third Standstill Agreement") pursuant to which such Noteholders agreed to forbear until June 2, 2003 or earlier upon the occurrence of a Termination Event (as defined in the Existing Third Standstill Agreement) or delivery by the Noteholders of a Termination Notice from exercising rights and remedies they have pursuant to the Note Purchase Agreements as a result of the existence and occurrence of certain Events of Default and the Company agreed to comply with certain terms and conditions as more fully described therein; and

WHEREAS, a Termination Event (as defined in the Existing Third Standstill Agreement) will occur if the Company and the Restricted Subsidiaries fail to execute an Agreement in Principle as and when required under the Existing Third Standstill Agreement (the "AIP Termination Event"); and

WHEREAS, upon the occurrence of the AIP Termination Event, the Noteholders will have the right to immediately exercise, without further notice, any one or more rights and remedies that they may have under any of the Note Purchase Agreements, any of the Notes or any of the other Financing Documents, under law and in equity; and

WHEREAS, the Company has requested that the Noteholders eliminate the deadline for an Agreement in Principle and continue to forbear from exercising their rights and remedies, subject to the terms of the Third Standstill Agreement, to allow the Company to implement a financial restructuring, subject to the negotiation and execution of definitive agreements and documents; and

WHEREAS, the Company and each Noteholder are desirous of entering into this Amendment on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the matters referred to above, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  AMENDMENTS.

  Subject to the provisions of Section 5 hereof, the Existing Third Standstill Agreement is amended as follows:

      New Definition. Section 1 of the Existing Third Standstill Agreement is hereby amended by inserting the following new defined term in its alphabetical order:

      "Amendment to Third Standstill Agreement" means the Amendment to Third Standstill Agreement dated as of February 28, 2003 by and among the Company, the Subsidiaries and the Noteholders listed on the signature pages thereto.

      Revised Definitions. Section 1 of the Existing Third Standstill Agreement is hereby amended by amending and restating the following defined terms in their entirety:

      "Agreement in Principle" [Intentionally Deleted].

      "Termination Event" means

          the failure by the Company to perform any covenant set forth in this Third Standstill Agreement including, without limitation, in Section 5 and Section 9;

          the failure of any representation or warranty in Section 6 hereof or in Section 2 of the Amendment to Third Standstill Agreement to be true and correct;

          the occurrence of any Default or Event of Default other than an Existing Event of Default or a Potential Default;

          the Company or any Subsidiary being (A) in default (as principal or as guarantor or other surety) in payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $5,000,000 beyond any period of grace provided with respect thereto or (B) in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $5,000,000 or of any mortgage, indenture or other agreement relating thereto, or any other condition exists, and, as a consequence of such default or condition such Debt has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates or payment (excluding, in each case, Debt consisting of Winthrop Lease obligations);

          as a consequence of the occurrence or continuation of any event or condition, (x) the Company or any Subsidiary has become or is obligated on or after the Third Standstill Effective Date to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $5,000,000, or (y) one or more Persons have the right on or after the Third Standstill Effective Date to require the Company or any Subsidiary to purchase or repay Debt or other amounts before its regular maturity or before its regularly scheduled dates or payment in an aggregate outstanding principal amount of at least $5,000,000 (excluding, in each case, Debt consisting of Winthrop Lease obligations);

          a violation by the Company or a Subsidiary of any term or condition of the Noteholder Consent dated as of July 15, 2002 between the Company and certain of the Noteholders (as supplemented by that certain Noteholder Consent dated as of August 30, 2002, that certain Noteholder Consent dated as of September 30, 2002 and as further supplemented or amended from time to time, the "Noteholder Consent");

          the expiration (without extension, renewal or replacement on substantially similar terms) or the termination of the Royal Bank of Canada facilities listed on Exhibit B hereto;

          (a) except as set forth in (vii) directly above, (1) the pre-payment or purchase of any Debt in respect of the facilities listed on Exhibit B hereto, unless in the course of making such payment the Company shall prepay each outstanding Note in a principal amount equal to the ratable portion that such Note represents of all outstanding Debt of the Company (i.e., if a certain percentage of a Debt was to be prepaid or purchased, then the same percentage of each Note must be similarly prepaid or purchased), or (2) the payment or purchase of any Note, unless in the course of making such payment the Company shall pay each outstanding Note in a principal amount equal to the ratable portion that such Note represents of all outstanding Notes and (b) the pre-payment, purchase, or scheduled payment of any Debt owed directly or indirectly in respect of Senior Officers (excluding the payment made in or about November 2002 to Comerica with respect to the Company's obligations thereto); and

          the failure of the Company to complete and, as applicable, perform under, all documentation required to implement a financial restructuring by April 10, 2003 on terms and conditions satisfactory to the Noteholders.

      "Third Standstill Agreement" means this Third Standstill and Amendment Agreement as amended from time to time.

      Section 5. Section 5(b)(viii) of the Existing Third Standstill Agreement is hereby amended by inserting the following parenthetical immediately after the term "Required Noteholders" appearing in the fourth and fifth lines thereof:

  "(excluding the settlement of litigation in connection with the Winthrop Lease obligations on terms that the Company reasonably believes are in its best interests, provided however, that nothing contained herein shall be deemed to limit or prejudice the Noteholders' rights with regard to the Winthrop Lease or any settlement of litigation in connection therewith including, without limitation, any rights in any insolvency proceeding involving the Company and/or any Subsidiary)."

  REPRESENTATIONS AND WARRANTIES.

  To induce the Noteholders to enter into this Amendment, the Company and the Subsidiaries, as applicable, represent and warrant, as of the Amendment Effective Date, as follows:

        the Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware;

        each of the Subsidiaries is an organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

        the execution and delivery of this Amendment is within the corporate powers of the Company and each Subsidiary, has been duly authorized by the Company and each Subsidiary and constitutes a valid and binding obligation of the Company and each Subsidiary, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and except that such enforceability is subject to the availability of equitable remedies;

        the execution and delivery of this Amendment does not conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Company or any Subsidiary under the provisions of, any agreement, charter instrument, bylaw or other instrument to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary, or any of their respective properties may be bound;

        each of the Third Standstill Agreement, the Notes, the Note Purchase Agreements and the other Financing Documents to which the Company and each Subsidiary is a party, as each may be have been amended prior to the date hereof, constitutes a valid and binding obligation of the Company and such Subsidiary party thereto, enforceable in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally and except that such enforceability is subject to the availability of equitable remedies;

        except with respect to Existing Events of Default, there are, to the best present actual knowledge of the Company, no Defaults or Events of Default in existence on the Amendment Effective Date (although the Company continues its investigation and diligence into certain matters that may reveal the existence of additional Defaults or Events of Default); and

        except as disclosed on Exhibit B to the Existing Third Standstill Agreement, neither the Company nor any Subsidiary has any Debt to any Person or group of Persons that is outstanding (including any drawn or undrawn facilities providing for the incurrence of Debt) in an aggregate principal amount with respect to such Person or group of Persons of more than $5,000,000.

  AGREEMENTS OF THE COMPANY AND THE SUBSIDIARIES.

      Good Faith Negotiation of Documents. The Company hereby covenants and agrees to negotiate all documents relating to the financial restructuring in good faith and to take actions consistent therewith as expeditiously as practicable.

      Ratification by Company. The Company hereby adopts again, ratifies and confirms in all respects, as its own act and deed, each of the Existing Third Standstill Agreement, the Note Purchase Agreements, the Notes and the other Financing Documents and any document or instrument delivered pursuant to or in connection with the Financing Documents and acknowledges (i) that all such instruments and documents shall continue in full force and effect and (ii) that as of the Amendment Effective Date, it has no claim or cause of action against any Noteholder (or any of its respective directors, officers, employees or agents) or any offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to any Noteholder. The Company on its own behalf and on behalf of its shareholders, employees, successors and assigns hereby waives, releases and discharges the Noteholders and any of their predecessors and affiliates, and all directors, officers, employees, attorneys and agents of the Noteholders and of any of their predecessors and affiliates, from any and all claims, demands, actions or causes of action.

      Ratification by Subsidiaries. Each Subsidiary Guarantor hereby adopts again, ratifies and confirms, as its own act and deed, each of the Existing Third Standstill Agreement, its respective Subsidiary Guaranty and any document or instrument delivered pursuant to or in connection with such Subsidiary Guaranty and acknowledges that all such instruments and documents shall continue in full force and effect. Each Subsidiary acknowledges that as of the Amendment Effective Date, it has no claim or cause of action against any Noteholder (or any of its respective directors, officers, employees or agents) or any offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to any Noteholder. Each Subsidiary on its own behalf and on behalf of its shareholders, employees, successors and assigns hereby waives, releases and discharges the Noteholders and any of their predecessors and affiliates, and all directors, officers, employees, attorneys and agents of the Noteholders and of any of their predecessors and affiliates, from any and all claims, demands, actions or causes of action.

  NONWAIVER AND NO AMENDMENT.

  TIME IS OF THE ESSENCE WITH RESPECT TO ALL COVENANTS, CONDITIONS, AGREEMENTS, AND OTHER PROVISIONS HEREIN. Except as otherwise expressly provided for in this Amendment, the terms of this Amendment shall not operate as a waiver by any of the Noteholders of, or otherwise prejudice, the Noteholders' rights, remedies or powers under the Existing Third Standstill Agreement, the Notes, the Note Purchase Agreements, the other Financing Documents, the Noteholder Consent or applicable law. Except as expressly provided herein, no terms or provisions of the Existing Third Standstill Agreement are modified or changed by this Amendment, and all of the terms and provisions of the Existing Third Standstill Agreement shall continue in full force and effect. The Company and each Subsidiary hereby acknowledges and reaffirms all of their respective obligations and duties under each of the Existing Third Standstill Agreement, the Note Purchase Agreements, the Notes and the other Financing Documents to which each is a party, as each such Financing Document may have been amended from time to time prior to the date hereof.

  AMENDMENT  EFFECTIVE DATE.

  Each provision of this Amendment shall become effective on the first date (but in all respects shall be deemed to be nunc pro tunc to February 28, 2003, the "Amendment Effective Date") on which the Company and the Noteholders required by each Note Purchase Agreement to effect waivers and amendments thereunder respectively shall have executed and delivered this Amendment.

  ACKNOWLEDGEMENT.

  The Company and each Subsidiary acknowledges that the Noteholders shall continue to have the right to deliver a Termination Notice in the manner prescribed by Section 2(b) of the Third Standstill Agreement at any time for any reason or no reason, and after any such delivery any Noteholder shall be entitled to immediately exercise, without further notice, any one or more rights and remedies that it may have under any of the Note Purchase Agreements, any of the Notes or any of the other Financing Documents.

  HEADINGS.

  All headings and captions preceding the text of the several Sections of this Amendment are intended solely for the convenience of reference and shall not constitute a part of this Amendment nor shall they affect its meaning, construction or effect.

  ENTIRE AGREEMENT.

  This Amendment, the Third Standstill Agreement, the Note Purchase Agreement, the Notes and the other Financing Documents, as amended to the date hereof, embody the entire agreement and understanding between the Noteholders, the Company and the Subsidiaries and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

  GOVERNING LAW.

  This Amendment and the Third Standstill Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

  DIRECTLY OR INDIRECTLY.

  Where any provision in this Amendment refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership or limited liability company in which such Person is a general partner or managing member, as applicable.

  COUNTERPARTS.

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. An executed copy of this Amendment sent by facsimile shall be effective as an original.

[Remainder of page intentionally left blank. Next page is signature page.]

In witness whereof, the parties hereto have caused this Amendment to be executed by their authorized officers as of the date first written above.

SEITEL, INC.

By:     /s/
Name:
Title:

NOTEHOLDERS' SIGNATURE PAGES

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: David L. Babson & Company Inc., as Investment Adviser

By:     /s/
Name:
Title:

C.M. LIFE INSURANCE COMPANY

By: David L. Babson and Company Inc. as Investment Sub-Adviser

By:     /s/
Name:
Title:

MASSMUTUAL ASIA LIMITED

By: David L. Babson & Company Inc. as Investment Adviser

By:     /s/
Name:
Title:

SUNAMERICA LIFE INSURANCE COMPANY

By: AIG Global Investment Corp., Investment Adviser

By:
Name:
Title:

FIRST SUNAMERICA LIFE INSURANCE COMPANY

By:
Name:
Title:

J. ROMEO & CO. as NOMINEE for
MONY LIFE INSURANCE COMPANY

By:
Name:
Title:

J. ROMEO & CO. as NOMINEE for
MONY LIFE INSURANCE COMPANY OF AMERICA

By:
Name:
Title:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:     /s/
Name:
Title:

PAN-AMERICAN LIFE INSURANCE COMPANY

By:     /s/
Name:
Title:

PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

By: Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:     /s/
Name:
Title:

By:     /s/
Name:
Title:

CGU LIFE INSURANCE COMPANY OF AMERICA, a Delaware corporation (formerly known as Commercial Union Life Insurance Company of America)

By: Principal Global Investors, LLC, a Delaware limited liability company, its attorney in fact

By:     /s/
Name:
Title:

By:     /s/
Name:
Title:

WIND RIVER CORPORATION

By: Principal Global Investors, LLC, a Delaware limited liability company, its authorized signatory

By:     /s/
Name:
Title:

By:     /s/
Name:
Title:

ALLSTATE LIFE INSURANCE COMPANY

By:     /s/
Name:
Title:

By:     /s/
Name:
Title:

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:     /s/
Name:
Title:

By:     /s/
Name:
Title:

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
THE PAUL REVERE LIFE INSURANCE COMPANY

Severally By: Provident Investment Management, LLC

Their: Agent

By:     /s/
Name:
Title:

PHOENIX LIFE INSURANCE COMPANY

By:
Name:
Title:

RELIASTAR LIFE INSURANCE COMPANY

By: ING Investment Management, LLC, as Agent

By:     /s/
Name:
Title:

NORTHERN LIFE INSURANCE COMPANY

By: ING Investment Management, LLC, as Agent

By:     /s/
Name:
Title:

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By: ING Investment Management LLC, as Agent

By:     /s/
Name:
Title:

SECURITY CONNECTICUT LIFE INSURANCE COMPANY

By: ING Investment Management LLC, as Agent

By:     /s/
Name:
Title:

TRUSTMARK LIFE INSURANCE CO.

By:
Name:
Title:

REPUBLIC WESTERN INSURANCE COMPANY

By:
Name:
Title:

OXFORD LIFE INSURANCE COMPANY

By:
Name:
Title:

UNITED LIFE INSURANCE COMPANY

By:     /s/
Name:
Title:

THE GUARDIAN  INSURANCE & ANNUITY COMPANY, INC.

By:     /s/
Name:
Title:

FORT DEARBORN LIFE INSURANCE COMPANY

By: Guardian Investor Services
LLC

By:     /s/
Name:
Title:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:     /s/
Name:
Title:

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:     /s/
Name:
Title:

NATIONWIDE LIFE INSURANCE COMPANY

By:     /s/
Name:
Title:

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/
Name:
Title:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc. (authorized agent)

By:
Name:
Title:

LIFE INSURANCE COMPANY OF NORTH AMERICA

By: CIGNA Investments, Inc. (authorized agent)

By:
Name:
Title:

LONESTAR PARTNERS, L.P.

By:     /s/
Name:
Title:

COHANZICK HIGH YIELD PARTNERS, LP

By:
Name:
Title:

COHANZICK CREDIT Opportunities Fund, Ltd.

By:
Name:
Title

Accepted and Agreed:

SEITEL DATA CORP.

By:     /s/
Name:
Title:

SEITEL DATA, LTD.
By: Seitel Delaware, Inc., general partner

By:     /s/
Name:
Title:

N360X, L.L.C.
By: Seitel Management, Inc.,

MANAGING MEMBER

By:     /s/
Name:
Title:

SEITEL MANAGEMENT, INC.

By:     /s/

Name:

Title:

818312 ALBERTA LTD

AFRICAN GEOPHYSICAL, INC.

ALTERNATIVE COMMUNICATIONS ENTERPRISES, INC.

DATATEL INC.

DDD ENERGY, INC.

EHI HOLDINGS, INC.

ENDEAVOR EXPLORATION, LLC

ENERGY VENTURES HOLDINGS, LLC

EXPRESS ENERGY I, LLC

EXSOL, INC.

GEO-BANK

MATRIX GEOPHYSICAL, INC.

OLYMPIC SEISMIC LTD.

SEIC HOLDINGS LTD.

SEIC, INC.

SEIC, L.L.C.

SEIC PARTNERS LIMITED PARTNERSHIP

SEIC TRUST ADMINISTRATION, LTD.

SEITEL CANADA HOLDINGS, INC.

SEITEL CANADA, L.L.C.

SEITEL DELAWARE, INC.

SEITEL GAS & ENERGY CORP.

SEITEL GEOPHYSICAL INC.

SEITEL INTERNATIONAL, CV

SEITEL INTERNATIONAL INC.

SEITEL IP HOLDINGS, L.L.C.

SEITEL NATURAL GAS INC.

SEITEL OFFSHORE CORP.

SEITEL POWER CORP.

SEITEL SOLUTIONS CANADA, LTD.

SEITEL SOLUTIONS HOLDINGS, LLC

SEITEL SOLUTIONS LTD.

SEITEL SOLUTIONS, INC.

SEITEL SOLUTIONS, L.L.C.

SI HOLDINGS, GP

VISION ENERGY, INC.

By:     /s/
Name:
Title: